DREYFUS MUNICIPAL BOND INFRASTRUCTURE
FUND, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166 on Tuesday, August 9, 2016 at 10:00 a.m., Eastern time, for the following purposes:

1.	To elect three Class II Directors to serve for a three-year term until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Stockholders of record at the close of business on June 3, 2016 will be entitled to receive notice of and to vote at the meeting.

New York, New York
June 20, 2016

DREYFUS MUNICIPAL BOND INFRASTRUCTURE
FUND, INC.

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on August 9, 2016

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, August 9, 2016 at 10:00 a.m., Eastern time, at the offices of The Dreyfus Corporation (“Dreyfus” or the “Investment Adviser”), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on June 3, 2016 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the internet. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Variable Rate Muni Term Preferred Shares, par value $0.001 per share, liquidation preference $100,000 per share (the “VMTP Shares”). As of June 3, 2016, the Fund had outstanding the following number of shares:

Common
Stock Outstanding	VMTP Shares Outstanding
18,381,980	750

     It is estimated that proxy materials will be mailed to stockholders of record on or about June 20, 2016. The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 9, 2016: This proxy statement, and copies of the Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at public.dreyfus.com/proxy/materials.html.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of three Class II Directors to serve for three-year terms, until their successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Directors who are not standing for election at the meeting but who will continue to be Directors of the Fund (each, a “Continuing Director”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. J. Charles Cardona, a Nominee for Class II Director, is deemed to be an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (“Interested Director”) because of his positions with the Investment Adviser and its affiliates. Except for Gordon J. Davis and Isabel Dunst, none of the Continuing Directors are deemed to be Interested Directors of the Fund. Mr. Davis is deemed to be an Interested Director of the Fund as a result of his affiliation with Venable LLP, which provides legal services to the Fund. Ms. Dunst is deemed to be an Interested Director of the Fund because, until January 1, 2015, she was a partner of Hogan Lovells LLP, a law firm which provides legal services to The Bank of New York Mellon Corporation (“BNY Mellon”) and certain of its affiliates, but not to the Investment Adviser or the Fund. Ms. Dunst was not involved in these representations.

     Under the 1940 Act and the terms of the Fund’s Charter, holders of the VMTP Shares voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors of the Fund. One of the VMTP Shares designees, Nathan Leventhal, is a Nominee for election by VMTP Shares holders as a Class II Director. Voting with regard to the election of the Class II Directors will be as follows: holders of Common Stock and VMTP Shares will vote together as a single class with respect to the election of Mr. Cardona and Robin A. Melvin; and holders of VMTP Shares will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Mr. Leventhal.

     The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all Independent Directors, as defined below) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from the Board’s independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”) and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of the investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, six of the nine Directors are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 200 Park Avenue, New York, New York 10166. Specific information about the Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

     Nominees for Class II Directors with Terms Expiring in 2019 Independent Director Nominees

Name (Age) of Nominee		Other Public Company
Board Position with Fund	Principal Occupation	Board Memberships
(Since)	During Past 5 Years	During Past 5 Years
NATHAN LEVENTHAL (73)	President Emeritus of the	Movado Group, Inc.,
VMTP Shares Designee	Lincoln Center for the	Director (2003 - present)
Class II Director (2013)	Performing Arts (2001 -
present)
Chairman of the Avery Fisher
Artist Program (1997 -
2014)
Commissioner, NYC
Planning Commission
(2007 - 2011)

     Nominees for Class II Director with Terms Expiring in 2019 (continued) Independent Director Nominees (continued)

Name (Age) of Nominee		Other Public Company
Board Position with Fund	Principal Occupation	Board Memberships
(Since)	During Past 5 Years	During Past 5 Years
ROBIN A. MELVIN (52)	Co-Chair, Illinois	None
Class II Director (2014)	Mentoring Partnership,
non-profit organization
dedicated to increasing the
quantity and quality of
mentoring services in
Illinois (2014 - present;
board member since 2013)
Director, Boisi Family
Foundation, a private
family foundation that
supports youth-serving
organizations
(1995 - 2012)

Interested Director Nominee

J. CHARLES CARDONA[1](60) President and a Director of		None
Class II Director (2014)	the Investment Adviser
(2008 - present)
Chairman of MBSC Securities
Corporation (“MBSC”)
(2013 - present; previously,
Executive Vice President,
1997 - 2013)
President of Dreyfus
Institutional Services
Division

     Each Nominee, except Mr. Cardona, has been a Dreyfus Family of Funds board member for over 15 years, and Mr. Cardona has been an employee of Dreyfus for over 30 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth on Exhibit A). The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the

1Mr. Cardona is deemed to be an Interested Director because of his positions with the Investment Adviser and its affiliates.

board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Director Nominees

     Nathan Leventhal – Previously, Mr. Leventhal was a Commissioner of the New York City Planning Commission and served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

     Robin A. Melvin – Since 2014, Ms. Melvin has served as a Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including

Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

Interested Director Nominee

     J. Charles Cardona – Mr. Cardona is the President and a Director of Dreyfus and the Chief Executive Officer of BNY Mellon Cash Investment Strategies, a division of Dreyfus. Since 2013, Mr. Cardona has served as Chairman of MBSC, and he previously served as an Executive Vice President, from 1997 to 2013. He also serves as President of the Institutional Services Division of MBSC. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC, which he joined in 1981.

     Fund Board Committees. The Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors, except that Mr. DiMartino does not serve on the Compensation Committee.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.dreyfus.com in the “Individual Investors” section under “Specialty Products — Closed End Fund Information.”

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Fund’s or Dreyfus website but is attached as Exhibit B to the Fund’s proxy statement for the 2014 annual stockholder meeting (filed with the Securities and Exchange Commission on June 18, 2014).

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     The Fund also has a standing pricing committee comprised of any one Independent Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation. Mr. Cardona receives no compensation from the Fund for serving as a Director. The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

     The amount of compensation paid to each Nominee by the Fund for the fiscal year ended February 29, 2016 and the aggregate amount of compensation paid to each Nominee by all funds in the Dreyfus Family of Funds for which the Nominee was a Board member during 2015, was as follows:

	Aggregate	Total Compensation from the
	Compensation from	Fund and Fund Complex
Name of Nominee	Fund*	Paid to Nominee* (**)
Independent Director Nominees
Nathan Leventhal	$16,717	$433,217	(52)
Robin A. Melvin	$16,717	$770,717	(117)

Interested Director Nominee
J. Charles Cardona	$0	$0	(36)

*	Amount does not include expenses reimbursed to Directors for attending board meetings.
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a board member in 2015.

     For the Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which each such person was a Board member in 2015 are set forth on Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth on Exhibit A.

     Director Emeritus Program. The Board has adopted an Emeritus Program to provide Directors who have served on the Board of one or more funds in the Dreyfus Family of Funds for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Fund while maintaining an ongoing relationship with the Fund. The Board has determined that the continued guidance and input such experienced Directors can provide merited the establishment of the Program. Under the Board Member Emeritus Program, upon reaching age 72, a Director is entitled to elect Emeritus status with respect to the Fund if he or she has served on the Board of a fund for at least 10 years. Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Director chooses to retire at that time. The 10-year pre-requisite for service as a Board member will be waived for a Director who reaches age 80 but has not served as a Board member of a fund for at least 10 years. Emeritus Directors are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Board member. Emeritus Directors are reimbursed for reasonable expenses incurred in connection with attending Board meetings. The Board Member Emeritus Program will not extend to any future Directors of the Fund that are not currently on the Board of one or more funds in the Dreyfus Family of Funds.

Required Vote

     The election of each Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on April 26, 2016, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP (“EY”) as the Fund’s auditors for the fiscal year ending February 28, 2017. EY, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization. The audit committee’s report is attached as Exhibit B to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees paid to EY in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees paid to EY by the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$34,694/$35,561	$0/$0
Audit-Related Fees[2]	$8,195/$6,273	$0/$0
Tax Fees[3]	$3,796/$3,575	$0/$0
All Other Fees	$100/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$23,444,656/$19,851,662

1 For the Fund’s fiscal years ended February 28, 2015/February 29, 2016.
2 Services to the Fund included security counts required by Rule 17f-2 under the 1940 Act.
3 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
4 Aggregate fees from the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of EY engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY’s independence.

     A representative of EY is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at 225 Liberty Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     Computershare, Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the in- structions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “for” a proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than February 20, 2017 at the principal executive office of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is May 6, 2017.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare, Inc., Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, New Jersey 07301, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: June 20, 2016

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

     Information About Each Continuing Director’s Experience, Qualifications, Attributes or Skills. The Continuing Directors of the Fund, together with information as to his or her position with the Fund, principal occupation and other board memberships for the past five years, is shown below. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166.

Continuing Directors with Terms Expiring in 2017

Independent Directors

Name (Age) of Continuing
Director		Other Public Company
Board Position with	Principal Occupation	Board Memberships
Fund (Since)	During Past 5 Years	During Past 5 Years
JOSEPH S. DiMARTINO (72)	Corporate Director and	CBIZ (formerly, Century
Chairman of the Board	Trustee	Business Services, Inc.), a
Class III Director (2013)		provider of outsourcing
functions for small and
medium size companies,
Director (1997 - present)

BENAREE PRATTWILEY (69)	Principal, The Wiley Group,	CBIZ (formerly, Century
APS Designee	a firm specializing in	Business Services, Inc.), a
Class III Director (2013)	strategy and business	provider of outsourcing
	development	functions for small and
medium size companies,
Director (2008 - present)

Interested Director

ISABEL P. DUNST[2] (69)	Of Counsel to the law firm	None
Class III Director (2014)	of Hogan Lovells LLP
(2015 - present; previously,
Partner in the firm)

2Ms. Dunst is deemed to be an Interested Director because until January 1, 2015, she was a partner of
Hogan Lovells LLP, a law firm which provides legal services to BNY Mellon and certain of its affiliates, but not to the Investment Adviser or the Fund.
3Mr. Davis is deemed to be an Interested Director as a result of his affiliation with Venable LLP, which provides legal services to the Fund.

Continuing Directors with Terms Expiring in 2018
Independent Directors

Name (Age) of Continuing
Director		Other Public Company
Board Position with	Principal Occupation	Board Memberships
Fund (Since)	During Past 5 Years	During Past 5 Years
FRANCINE J. BOVICH (64)	Trustee, The Bradley Trusts,	Annaly Capital Management,
Class I Director (2015)	private trust funds (2011 -	Inc., Director (2014 - present)
present)

ROSLYN M. WATSON (66)	Principal, Watson	None
Class I Director (2014)	Ventures, Inc., a real estate
investment company
(1993 - present)

Interested Director

GORDON J. DAVIS (74)[3]	Partner in the law firm of	Consolidated Edison, Inc., a
Class I Director (2013)	Venable LLP (2012 -	utility company, Director
	present)	(1997 - 2014)
	Partner in the law firm of	The Phoenix Companies,
	Dewey & LeBoeuf LLP	Inc., a life insurance
	(1994 - 2012)	company, Director (2000 -
2014)

     Each Continuing Director, except Ms. Bovich, has been a Dreyfus Family of Funds board member for over 15 years, and Ms. Bovich has been in the asset management business for over 40 years. Additional information about each Continuing Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Director possesses which the Board believes has prepared him or her to be an effective Director.

Independent Directors

     Francine J. Bovich – Ms. Bovich serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal,

Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From January 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Roslyn M. Watson — Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

     Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has also served on the boards of several public companies and charitable organizations, including serving as chair of the advisory board of PepsiCo African-American.

Interested Directors

     Gordon J. Davis — Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). Until 2014, he served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

     Isabel P. Dunst – Ms. Dunst has been practicing law for almost 40 years. Half of her career was spent at the U.S. Department of Health and Human Services, including serving as the Deputy General Counsel, the senior career legal position. Ms. Dunst currently is Of Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990. Ms. Dunst was a partner of the firm for approximately 20 years. Ms. Dunst currently serves on the Board of Governors of Hebrew Union College – Jewish Institute of Religion.

     Nominees’ and Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of the Nominees’ and the Continuing Directors’ ownership of shares of the Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2015.

	Fund	Aggregate Holding of
Name of Continuing	Common	Funds in the
Director or Nominee	Stock	Dreyfus Family of Funds
Independent Directors and
Director Nominees
Joseph S. DiMartino	None	Over $100,000
Francine J. Bovich	None	None
Nathan Leventhal*	None	Over $100,000
Robin A. Melvin*	None	Over $100,000
Roslyn M. Watson	None	Over $100,000
Benaree Pratt Wiley	None	Over $100,000
Interested Directors and
Director Nominee
J. Charles Cardona*	None	Over $100,000
Gordon J. Davis	None	Over $100,000
Isabel P. Dunst	None	None

*Nominee.

     As of December 31, 2015, none of the Nominees or Continuing Directors, except Mr. Cardona, or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD

  The Fund held six Board meetings, six audit committee meetings, one nominating committee meeting, and one compensation committee meeting during the last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.

  The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders.

  All Continuing Directors and Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

     Compensation Table. The aggregate amount of compensation paid to the Continuing Directors by the Fund for the fiscal year ended February 29, 2016, and by all funds in the Dreyfus Family of Funds for which such Director was a Board member during 2015, was as follows:

	Aggregate	Total Compensation
	Compensation	from the Fund and
Name of	from the	Fund Complex Paid to
Continuing Directors	Fund*	Continuing Director(**)
Independent Directors
Francine J. Bovich	$10,588	$338,588	(79)
Joseph S. DiMartino	$20,749	$1,128,562	(140)
Roslyn M. Watson	$16,599	$445,599	(65)
Benaree Pratt Wiley	13,099	$442,849	(65)
Interested Directors
Gordon J. Davis	$13,217	$371,467	(60)
Isabel P. Dunst	$13,099	$383,999	(36)

* Amount does not include the cost of office space and related parking, office supplies, secretarial services and health benefits for the Chairman and health benefits for the Chairman’s spouse, which also are paid by the Fund (allocated among the funds in the Dreyfus Family of Funds based on net assets).
Amount also does not include expenses reimbursed to Directors for attending board meetings.

**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Director served as a board member in 2015.

PART II

     Part II sets forth information regarding the officers of the Fund. Each officer of the fund holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2012)	57	Chief Operating Officer and a director of
		Dreyfus; Chairman of Dreyfus Transfer,
		Inc. since May 2011 and an Executive
		Vice President of MBSC Securities
		Corporation. He is an officer of 65
		investment companies (comprised of 136
		portfolios) managed by Dreyfus.
JAMES WINDELS
Treasurer (2012)	57	Director - Mutual Fund Accounting of
		Dreyfus, and an officer of 66 investment
		companies (comprised of 161 portfolios)
		managed by Dreyfus.
BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	44	Chief Legal Officer of Dreyfus and
		Assistant General Counsel and
		Managing Director of BNY Mellon
		since June 2015; from June 2005 to June
		2015, Director and Associate General
		Counsel of Deutsche Bank – Asset &
		Wealth Management Division, and
		Chief Legal Officer of Deutsche
		Investment Management Americas Inc.
		He is an officer of 66 investment
		companies (comprised of 161 portfolios)
		managed by Dreyfus.
JANETTE E. FARRAGHER
Vice President	53	Assistant General Counsel of BNY
and Secretary (2012)		Mellon, and an officer of 66 investment
		companies (comprised of 161 portfolios)
		managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
JAMES BITETTO
Vice President and	49	Managing Counsel of BNY Mellon and
Assistant Secretary (2012)		Secretary of Dreyfus, and an officer of 66
		investment companies (comprised of
		161 portfolios) managed by Dreyfus.
JONI LACKS CHARATAN
Vice President and	60	Managing Counsel of BNY Mellon, and
Assistant Secretary (2012)		an officer of 66 investment companies
		(comprised of 161 portfolios) managed
		by Dreyfus.
JOSEPH M. CHIOFFI
Vice President and	54	Managing Counsel of BNY Mellon, and
Assistant Secretary (2012)		an officer of 66 investment companies
		(comprised of 161 portfolios) managed
		by Dreyfus.
MAUREEN E. KANE
Vice President and	54	Managing Counsel of BNY Mellon,
Assistant Secretary (2015)		since July 2014; from October 2004 to
		July 2014, General Counsel of Century
		Capital Management, LLC. She is an
		officer of 66 investment companies
		(comprised of 161 portfolios) managed
		by Dreyfus.
SARAH S. KELLEHER
Vice President and	40	Senior Counsel of BNY Mellon since
Assistant Secretary (2014)		March 2013; from August 2005 to
		March 2013, Associate General Counsel,
		Third Avenue Management. She is an
		officer of 66 investment companies
		(comprised of 161 portfolios) managed
		by Dreyfus.
JEFF S. PRUSNOFSKY
Vice President and	51	Senior Managing Counsel of BNY
Assistant Secretary (2012)		Mellon, and an officer of 66 investment
		companies (comprised of 161 portfolios)
		managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
RICHARD S. CASSARO
Assistant Treasurer (2012)	57	Senior Accounting Manager — Money
		Market and Municipal Bond Funds of
		Dreyfus, and an officer of 66 investment
		companies (comprised of 161 portfolios)
		managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2012)	47	Tax Manager of the Investment
		Accounting and Support Department of
		Dreyfus, and an officer of 66 investment
		companies (comprised of 161 portfolios)
		managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2012)	52	Senior Accounting Manager — Fixed
		Income Funds of Dreyfus, and an officer
		of 66 investment companies (comprised
		of 161 portfolios) managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2012)	49	Senior Accounting Manager — Equity
		Funds of Dreyfus, and an officer of 66
		investment companies (comprised of 161
		portfolios) managed by Dreyfus.
ROBERT SVAGNA
Assistant Treasurer (2012)	49	Senior Accounting Manager — Equity
		Funds of Dreyfus, and an officer of 66
		investment companies (comprised of 161
		portfolios) managed by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2012)	59	Chief Compliance Officer of Dreyfus and
		The Dreyfus Family of Funds (66
		investment companies, comprised of 161
		portfolios).

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 3, 2016 by the Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of a class of the Fund’s outstanding shares.

     As of June 3, 2016, no Directors or officers of the Fund owned any shares of Common Stock or VMTP Shares.

     To the Fund’s knowledge based on Schedule 13G filings as of December 31, 2015, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of VMTP Shares has been reported.

	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class
VMTP Shares	Bank of America Corp.*	750	100%
	Bank of America Corporate Center
	100 North Tryon Street
	Charlotte, North Carolina 28255
	Banc of America Preferred	750	100%
	Funding Corporation*
	214 North Tryon Street
	Charlotte, North Carolina 28255

* Bank of America Corporation beneficially owns, and has shared voting and dispositive power with respect to, 750 shares through its wholly-owned subsidiary, Banc of America Preferred Funding
Corporation.

     As of June 3, 2016, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274 held of record approximately 99.99% of the outstanding shares of Common Stock and 100% of the outstanding VMTP Shares.

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors, holders of more than 10% of its Common Stock or VMTP Shares and certain additional persons required to report their transactions in the Fund’s shares complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended February 29, 2016, except that initial filings required when Mses. Bovich, Dunst, Melvin and Watson became Directors were filed late. In making this disclosure, the Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE

Dreyfus Municipal Bond Infrastructure Fund, Inc.
(the “Fund”)

April 26, 2016

     The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the committee.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Stockholders for the year ended February 29, 2016.

Joseph S. DiMartino, Audit Committee Chair Francine J. Bovich, Audit Committee Member Nathan Leventhal, Audit Committee Member Robin A. Melvin, Audit Committee Member Roslyn M. Watson, Audit Committee Member Benaree Pratt Wiley, Audit Committee Member

B-1

0805-PROXY-16

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
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Follow the on-screen instructions
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Call 1-800-337-3503
Follow the recorded instructions
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Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
200 Park Avenue, 7th Floor
New York, NY 10166
on August 9, 2016

Please detach at perforation before mailing.

PROXY | **DREYFUS MUNICIPAL BOND INFRASTRUCTURE FUND, INC.**
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 9, 2016 | **PROXY**

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the "Fund") hereby appoints Maureen E. Kane and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 3, 2016, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Tuesday, August 9, 2016, at 10:00 a.m., local time, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date

DMB_27828_060816

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on August 9, 2016.
The Proxy Statement and Proxy Card for this meeting are available at:
public.dreyfus.com/proxy/materials.html

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Directors recommends a vote "FOR" the following nominees:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors: Class II - 01. J. Charles Cardona 02. Robin A. Melvin	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DMB_27828_060816

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
200 Park Avenue, 7th Floor
New York, NY 10166
on August 9, 2016

Please detach at perforation before mailing.

VARIABLE RATE MUNI TERM PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the "Fund") hereby appoints Maureen E. Kane and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 3, 2016, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Tuesday, August 9, 2016, at 10:00 a.m., local time, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date

DMB_27828_060816-Pref

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on August 9, 2016.
The Proxy Statement and Proxy Card for this meeting are available at:
public.dreyfus.com/proxy/materials.html

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Directors recommends a vote "FOR" the following nominees:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors: Class II - 01. J. Charles Cardona 02. Robin A. Melvin 03. Nathan Leventhal	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DMB_27828_060816-Pref